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                                                                    Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is made as of this 20th day of November, 2000 by and among Hittite Microwave Corporation, a Delaware corporation (together with any successor thereto, the "COMPANY"), Dr. Yalcin Ayasli (the "FOUNDER") and the Persons listed under the heading "Investors" on the signature pages hereto (each, an "INVESTOR" and collectively, the "INVESTORS").

         WHEREAS, the Company, the Founder and the Investors are simultaneously entering into a certain Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which the Investors have agreed to purchase shares of Series A Convertible Preferred Stock, par value $.01 per share (the "SERIES A PREFERRED STOCK"), from the Company in accordance with the terms and conditions contained, therein; and

         WHEREAS, the execution of this Agreement is a condition precedent to the purchase by the Investors of the Series A Preferred Stock under the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

         "AFFILIATE" of any Person means a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

         "COMMISSION" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

         "COMMON STOCK" shall mean (i) the Company's Common Stock, par value $.01 per share, and (ii) any other securities into which or for which any of the securities described in clause (i) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets of otherwise.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "FOUNDER REGISTRABLE SECURITIES" shall mean (i) any shares of Common Stock now held, or hereafter acquired, by the Founder and (ii) any other securities issued and issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, the Founder will be deemed to be a holder of Founder Registrable Securities whenever the Founder has the right to then acquire or obtain from the Company any Founder Registrable Securities, whether or not

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such acquisition has actually been effected); PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, "REGISTRABLE SECURITIES" shall not at any time include any securities (i) sold pursuant to an effective registration statement under the Securities Act, (ii) sold to the public pursuant to Rule 144 promulgated under the Securities Act or (iii) eligible for resale by the Founder without volume limitations under subsection
(k) of Rule 144 promulgated under the Securities Act.

         "HOLDER" shall mean any Person owning, or having the right to receive, Registrable Securities, and any assignee thereof in accordance with Section 7 hereof.

         "PERSON" shall mean any individual, association, corporation, partnership, limited liability company, joint venture, estate, trust, or unincorporated organization or any government or any agency or political subdivision thereof.

         "REGISTRABLE SECURITIES" shall mean (i) any shares of Common Stock now held, or hereafter acquired, by the Investors, (ii) the shares of Common Stock or shares of any other securities issued and issuable upon conversion of the Series A Preferred Stock and (iii) any other securities issued and issuable with respect to any such shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities (i) sold pursuant to an effective registration statement under the Securities Act, (ii) sold to the public pursuant to Rule 144 promulgated under the Securities Act or (iii) eligible for resale by a Person without volume limitations under subsection (k) of Rule 144 promulgated under the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. PIGGYBACK REGISTRATIONS. If at any time or times after the date hereof the Company shall seek to file a registration statement under the Securities Act with respect to an offering of shares of Common Stock to the public for its own account or on the account of others (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company will promptly give written notice thereof to each of the Holders and the Founder. If within twenty (20) days after their receipt of such notice one or more Holders and/or the Founder request the inclusion of some or all of the Registrable Securities and/or Founder Registrable Securities owned by them in such registration statement, the Company will use its best efforts to include such Registrable Securities and/or Founder Registrable Securities in such registration statement. In the case of any underwritten public offering, if the managing underwriter determines that marketing factors require a limitation on the number of Registrable Securities or Founder Registrable Securities to be offered under such registration statement, subject to the following sentence, the Company shall not be required to include in such registration statement Registrable Securities or Founder

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Registrable Securities in excess of the amount, if any, of shares of the capital stock which the managing underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company. If any limitation of the number of shares of Registrable Securities or Founder Registrable Securities sought to be registered by the Holders or the Founder is required pursuant to this Section 2, the number of such securities to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any such contractual, incidental "piggyback" registration rights, (ii) second, securities held by any Persons (other than the Holders and the Founder) having such contractual, incidental "piggyback" rights pursuant to an agreement which is not this Agreement, and (iii) third, Founder Registrable Securities and Registrable Securities sought to be included by the Founder and the Holders as determined on a pro rata basis (based upon the respective holdings of Founder Registrable Securities and Registrable Securities); provided that the Founder shall not be permitted to include more shares than the Holders may include as a group if it would result in a reduction in the aggregate number of shares sought to be included by the Holders as a group in such registration.

         3.    REQUIRED REGISTRATIONS.

               (a) DEMAND REGISTRATION. Upon the earlier of (i) two (2) years from the date hereof or (ii) the date that is six (6) months after the initial public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act, on not more than two (2) occasions, the Holders of the Registrable Securities may request that the Company register under the Securities Act all or a portion of the Registrable Securities held by such requesting Holders having an aggregate value of at least $10,000,000 (based on the then current market price). A registration will not count as a requested registration under this Section 3(a) until the registration statement relating to such registration has been declared effective by the Commission at the request of the requesting Holders; PROVIDED, that if a requested registration is withdrawn by the initiating Holders and such Holders elect not to pay the registration expenses therefor, then such requested registration will count as a requested registration under this Section 3(a).

               (b) FORM S-3. After the Company's initial public offering of Common Stock registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. So long as the Company is qualified to register securities on Form S-3 (or any successor form), the Holders of Registrable Securities shall have the right to request registration on Form S-3 (or any successor form) for the Registrable Securities held by such requesting Holders having an aggregate value of at least $1,000,000 (based on the then current market price), including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such requesting holders.

               (c) REGISTRATION REQUIREMENTS. Following a request for registration pursuant to this Section 3, the Company will notify all of the other Holders of such request and such Holders shall then have twenty (20) days to notify the Company of their desire to participate in the registration. Thereupon, the Company will use its best efforts to cause such of the

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Registrable Securities as may be requested by such Holders to be registered under the Securities Act in accordance with the terms of this Section 3. If the request for registration contemplates an underwritten public offering, the Company shall state as such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their securities in the underwritten public offering to the extent provided herein.

               (d) UNDERWRITTEN OFFERING. If a requested registration pursuant to this Section 3 involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any contractual, incidental "piggy back" registration rights to include such securities on the registration statement, (ii) second, securities held by any other Persons (other than the Holders) having contractual, incidental "piggy back" rights to include such securities in the registration statement, (iii) third, Registrable Securities of Holders who did not make the original request for registration and (iv) fourth, Registrable Securities of Holders who requested such registration. If there is a reduction of the number of Registrable Securities pursuant to clauses (iii) or (iv), such reduction shall be made on a pro rata basis (based upon the respective holdings of Registrable Securities held by such Holders). With respect to a request for registration pursuant to this Section 3 which is for an underwritten public offering, the managing underwriter shall be chosen by a majority-in-interest of the Holders requesting such registration subject to the approval of the Company, which approval will not be unreasonably withheld. If the managing underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (e) POSTPONEMENT. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed ninety (90) days in the aggregate during any twelve-month period, if the Company's Board of Directors determines reasonably and in good faith that it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time. The Company shall not be required to cause a registration statement requested pursuant to this Section 3 to be filed prior to the 180th day following the effective date of a registration statement on Form S-1 (or the 90th date in the case of a registration statement on Form S-3) initiated by the Company if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to Holders entitled to request demand registrations under this
Section 3 that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule under the Securities Act is applicable); PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following such period.

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         4.    FURTHER OBLIGATIONS OF THE COMPANY. Whenever the Company is
required hereunder to include any Registrable Securities in a registration statement under the Securities Act, it agrees that it shall also do the following;

               (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses of not more than one counsel for the Holders in connection with any registrations pursuant to Sections 2 or 3 hereof; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun under Section 3(a) if the registration request is subsequently withdrawn at the request of the Holders (in which case all such participating Holders shall bear such expenses), unless the Holders agree to forfeit their right to one demand registration pursuant to Section 3(a);

               (b) Use its best efforts to diligently prepare and file with the Commission a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for one hundred eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution described in the registration statement relating thereto and to comply with the provisions of the Securities Act with respect to the sale of securities covered by such registration statement for such period;

               (c) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

               (d) Enter into any reasonable underwriting agreement required by the proposed underwriter, if any, in such form and containing such terms as are customary; PROVIDED, HOWEVER, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and with respect to any written information provided by the Holder to the Company;

               (e) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to service in such jurisdiction;

               (f) Immediately notify each selling Holder, at any time when a prospectus relating to his, her or its Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

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               (g)    Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted (or if similar securities issued by the Company are not yet listed or quoted, then on such exchange or quotation system as the Company shall determine);

               (h) Make available to each selling Holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling Holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; PROVIDED, HOWEVER, that such Inspector shall agree to hold in confidence and trust all information so provided;

               (i) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the Commission and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than forty-five (45) days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

               (j) In the case of an underwritten public offering, furnish to each prospective selling Holder a signed counterpart, addressed to the prospective selling Holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities; and

               (k) Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities hereunder.

         Each of the Holders and the Founder requesting registration hereunder shall furnish to the Company information regarding such Holder or Founder, the number of Registrable Securities or Founder Registrable Securities held by such Holder or Founder and the intended method of disposition of such securities as shall be reasonably required under the Securities Act to effect the registration of such Holder's Registrable Securities or Founder Registrable Securities and such Holder or Founder shall execute such documents in connection with such registration as the Company may reasonably request; PROVIDED, HOWEVER, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and with respect to any written information provided by the Holder to the Company. In addition,

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any Holder who receives written notice from the Company regarding the Company's plans to file a registration statement shall treat such notice as confidential information and shall not disclose such information to any Person other than its Affiliates and professional advisors and as necessary to exercise its rights under this Agreement.

         5.    INDEMNIFICATION; CONTRIBUTION.

               (a) Incident to any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement, including its partners (including partners of partners and stockholders of any such partners), and directors, officers, employees, representatives and agents of any of them (a "SELLING HOLDER"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "CONTROLLING PERSON"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, as the same are incurred), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise ("INDEMNIFIABLE CLAIMS"), insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, (iv) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the Selling Holder's behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Registrable Securities), or (v) any blue sky application or other document executed by the Company specifically for the purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; PROVIDED, HOWEVER, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement of a material fact contained in such registration statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, Selling Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder expressly for use in such registration statement, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees, representatives and agents), each other Holder (including its partners (including partners of partners and stockholders of such partners) and directors, officers, employees, representatives and agents of any of them, and each Controlling Person of any of

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them), from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 5(a) exceed the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement, except in the case of willful fraud.

               (b) If the indemnification provided for in Section 5(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 5, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company, the Selling Holders and the underwriters from the offering of the Registrable Securities and (ii) the relative fault of the Company, the Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in the event of a registration statement filed in response to a demand for registration under
Section 3(a) and in which the Company does not register any shares of capital stock, the proportion of contribution by the Company, the Selling Holders and the underwriters shall in all cases be governed solely by clause (ii) above. The relative benefits received by the Company, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 5(b) in excess of the net proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

               (c) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any

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such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 5 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent of entry of any judgment or enter into a settlement without the consent of the indemnified party, which consent will not be unreasonably withheld.

               (d) Promptly after receipt by an indemnified party of any Indemnifiable Claim, the indemnified party shall give notice thereof in writing to the Company; PROVIDED, HOWEVER, the failure to give such notice shall not relieve the Company from its obligations under this Section 5 except to the extent that the Company shall have been materially and adversely prejudiced as a result of the failure or delay in giving such notice. In any proceeding involving an Indemnifiable Claim, the Company shall control the defense thereof; provided that, the indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the Company shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event that (i) the Company and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

         Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into by the Company in connection with an underwritten public offering in which the Holders or the Founder seek to include the Registrable Securities or the Founder Registrable Securities pursuant to Section 2 hereof are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

         The Company shall not, without the prior written consent of any indemnified party, consent to the entry of any judgment against the indemnified party or enter into any settlement or compromise which (i) includes an admission of fault of the indemnified party or (ii) does not include, as an unconditional term thereof, the full release of the indemnified party from all liability in respect of such Indemnifiable Claim, which release shall be in form and substance reasonably satisfactory to the indemnified party.

         6. RULE 144 AND RULE 144A REQUIREMENT. In the event that the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Holder, within fifteen (15) days of a written request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or Rule 144A or such successor rules.

         7. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement may only be assigned (and then only with all related obligations) by a Holder to a transferee or assignee who (after all such assignments and/or transfers) holds at least 100,000 shares of such Registrable Securities (adjusted for any stock splits, stock dividends,

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combinations or other recapitalization) who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; PROVIDED, that the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; PROVIDED, FURTHER, that such assignment shall be effective only if immediately after such transfer the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act; and PROVIDED, FURTHER, that the limitation contained in this sentence shall not be applicable to any assignment by the Founder to a Permitted Transferee (as defined in that certain Stockholders Agreement dated of even date herewith by and among the Company, the Founder and the Investors or by a Holder to an Affiliate (an "EXEMPTED TRANSFEREE"); PROVIDED, HOWEVER, that this Agreement shall be binding upon such Exempted Transferee and, prior to the completion of such transfer, each Exempted Transferee or his or her or its legal representative shall have executed documents in form and substance reasonably satisfactory to the Company, assuming the obligations of the transferring Holder or Founder under this Agreement with respect to the transferred shares. Such transferred Registrable Securities or Founder Registrable Securities shall remain "Registrable Securities" and "Founder Registrable Securities," respectively, hereunder, and references to the "Holder" and "Founder" hereunder shall be deemed thereafter to apply to and include the transferee of any Registrable Securities or Founder Registrable Securities, respectively.

         8. RIGHTS WHICH MAY BE GRANTED TO SUBSEQUENT INVESTORS. Other than transferees of Registrable Securities under Section 7 hereof, the Company shall not, without the prior written consent of the holders of a majority of the outstanding Registrable Securities, grant any other registration rights to any third parties which conflict with or are senior to or on parity with the rights of the Holders hereunder, other than registration rights on parity with the rights of the Holders hereunder granted to holders of preferred stock of the Company having rights on a PARI PASSU basis with the Series A Preferred Stock as to dividends or redemptions or with respect to the distribution of assets or other amounts in connection with a Liquidation Event or an Extraordinary Transaction (as such terms are defined in the Company's Amended and Rested Certificate of Incorporation).

         9.    MISCELLANEOUS.

               (a) AMENDMENTS. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may not be amended or modified or any provision hereof waived without the joint written consent of the Company and the holders of not less than a majority of the outstanding Registrable Securities.

               (b) NOTICES AND DEMANDS. Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required to be given shall be deemed to have been sufficiently given or served and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two (2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                      (i)      if to the Company:

                               Hittite Microwave Corporation
                               12 Elizabeth Drive
                               Chelmsford, MA  01824
                               Fax: (978) 250-3373
                               Attn: Dr. Yalcin Ayasli

or at such other address designated by the Company to the Investors in writing with a copy to:

                               Choate, Hall & Stewart
                               Exchange Place
                               53 State Street
                               Boston, MA  02109-2891
                               Fax: (617) 248-4000
                               Attn: Robert V. Jahrling III, P.C.

                      (ii)     if to the Founder:

                               Dr. Yalcin Ayasli
                               5 Ingleside Road
                               Lexington, MA  02173

or at such other address designated by the Founder to the other parties hereto in writing.

                      (iii)    If to the Investors:

                               c/o Summit Partners
                               600 Atlantic Avenue
                               Suite 2800
                               Boston, MA  02110-2227
                               Attn: Scott C. Collins
                               Fax: (617) 824-1100

or at such other address designated by an Investor to the Company in writing, with a copy to:

                               McDermott, Will & Emery
                               28 State Street
                               Boston, MA  02109-1775
                               Fax:  (617) 535-3800
                               Attn: John J. Egan III, P.C.

               (c)    DISPUTE RESOLUTION.

                      (i) All disputes, claims, or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before the American Arbitration Association ("AAA"). If AAA ceases operation, then the parties shall select a comparable organization that provides qualified arbitration services. The arbitration shall be held in Boston, Massachusetts before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by AAA unless specifically modified herein.

         The parties covenant and agree that the arbitration hearing shall commence ninety (90) days after the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three (3) depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration hearing, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration hearing or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within three (3) months of the selection of the arbitrator. The arbitrator's decision shall set forth a reasoned basis for any finding of liability or award of damages. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

         The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess fees and costs (including the reasonable legal fees and expenses of the prevailing party whether claimant or respondent) against any party to a proceeding. Any party failing or refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award. Nothing in this Section 9(c) shall prohibit any party from proceeding in court without prior arbitration for the limited purpose of seeking injunctive relief to avoid immediate and irreparable harm. The provisions of this Section 9(c) shall be enforceable in any court of competent jurisdiction.

                      (ii) Each of the parties hereto irrevocably and unconditionally consents to the exclusive use of AAA to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the federal and/or state courts in The Commonwealth of Massachusetts for the purposes of enforcing the arbitration provisions of Section 9(c) of this Agreement. Each party further irrevocably waives any objection to proceeding before AAA based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before AAA has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

               (d) REMEDIES; SEVERABILITY. Notwithstanding Section 9(c), it is specifically understood and agreed that any breach of the provisions of this Agreement by any person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance in the federal or state courts in The Commonwealth of Massachusetts (to the extent permitted by law). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

               (e) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument. One or more counterparts of this Agreement may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

               (f) EFFECT OF HEADING. The Section headings herein are for convenience only and shall not affect the construction hereof.

               (g) GOVERNING LAW. This Agreement shall be deemed a contract made under the laws of The Commonwealth of Massachusetts and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of The Commonwealth of Massachusetts, without giving effect to its conflict of laws principles.

               (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof.

               (i) TERM. This Agreement shall terminate on the seventh (7th) anniversary of the initial public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereof have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                    COMPANY:

                                    HITTITE MICROWAVE CORPORATION


                                    By:  /s/ Yalcin Ayasli
                                       -----------------------------------------
                                       Name: Dr. Yalcin Ayasli


                                    FOUNDER:


                                         /s/ Yalcin Ayasli
                                    --------------------------------------------
                                    Dr. Yalcin Ayasli, individually

                                    INVESTORS:


                                    SUMMIT INVESTORS III, L.P.


                                    By:   /s/ Bruce R. Evans
                                       -----------------------------------------
                                       Name: Bruce R. Evans
                                       Title: General Partner


                                    SUMMIT V ADVISORS FUND, L.P.

                                    By: Summit Partners, LLC
                                        Its General Partner


                                    By:   /s/ Bruce R. Evans
                                       -----------------------------------------
                                       Name: Bruce R. Evans
                                       Title: Member


                                    SUMMIT V ADVISORS FUND (QP), L.P.

                                    By: Summit Partners, LLC
                                        Its General Partner


                                    By:   /s/ Bruce R. Evans
                                       -----------------------------------------
                                       Name:  Bruce R. Evans
                                       Title:  Member


                                    SUMMIT V COMPANION FUND, L.P.

                                    By: Summit Partners V, L.P.
                                        Its General Partner

                                    By: Summit Partners, LLC
                                        Its General Partner


                                    By:   /s/ Bruce R. Evans
                                       -----------------------------------------
                                       Name: Bruce R. Evans
                                       Title: Member

                                    SUMMIT VENTURES V, L.P.

                                    By: Summit Partners V, L.P.
                                        Its General Partner

                                    By: Summit Partners, LLC
                                        Its General Partner

                                    By:   /s/ Bruce R. Evans
                                       -----------------------------------------
                                       Name: Bruce R. Evans
                                       Title: Member